UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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BLACKROCK ESG CAPITAL ALLOCATION TERM TRUST

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On May 22, 2024, representatives of the funds listed below (collectively, the “Funds”) gave a presentation to representatives of Institutional Shareholder Services Inc. regarding the Funds. A copy of this presentation is filed herewith.

BlackRock California Municipal Income Trust

BlackRock New York Municipal Income Trust

BlackRock MuniHoldings New York Quality Fund, Inc.

BlackRock MuniYield Pennsylvania Quality Fund

BlackRock MuniYield New York Quality Fund, Inc.

BlackRock Innovation and Growth Term Trust

BlackRock Health Sciences Term Trust

BlackRock Science and Technology Term Trust

BlackRock Capital Allocation Term Trust

BlackRock ESG Capital Allocation Term Trust

BlackRock Closed-End Funds
Focused on the interests of all shareholders
Contested funds:
BlackRock California Municipal Income Trust (NYSE: BFZ) BlackRock New York Municipal Income Trust (NYSE: BNY)
BlackRock MuniHoldings New York Quality Fund, Inc. (NYSE: MHN) BlackRock MuniYield Pennsylvania Quality Fund (NYSE: MPA) BlackRock MuniYield New York Quality Fund, Inc. (NYSE: MYN) BlackRock Innovation and Growth Term Trust (NYSE: BIGZ) BlackRock Health Sciences Term Trust (NYSE: BMEZ)
BlackRock Science and Technology Term Trust (NYSE: BSTZ)
BlackRock Capital Allocation Term Trust (NYSE: BCAT) BlackRock ESG Capital Allocation Term Trust (NYSE: ECAT)

Executive Summary

BlackRock[1] – a trusted fiduciary for investors	• Since 1988, BlackRock has been a leader in closed-end funds (CEFs) through continuous innovation and a focus on clients' evolving needs • BlackRock's CEFs are structured to meet the financial goals of **all** shareholders, offering a unique value proposition
The Funds'[2] Boards and management teams create value for all shareholders	• The Funds' Boards protect **all** shareholders, with a focus on their need for steady income, and take proactive actions to mitigate discounts ○ We manage numerous funds, the majority of which are performing well and many trade at a premium; however, some trade at a discount • BlackRock provides substantial benefits in terms of fair treatment, distribution and risk management / investment expertise from 19,000+ professionals
Rigorous Board oversight ensures all shareholders are protected	• The Funds' Boards in aggregate have the extensive set of skills needed to effectively oversee CEFs and are open to engaging with **all** shareholders • The Funds' Boards regularly meet with the CEFs' portfolio management teams to assess performance and fund positioning
Inherent conflict between Saba's self-serving interests and those of other shareholders	• NY-based hedge fund Saba Capital Management, LP's ("Saba") extensive history of destructive actions has harmed CEF shareholders • Saba's tactics are self-serving and not in the best interests of **all** shareholders
Saba's nominees are unqualified and conflicted	• Saba's nominees have few relevant skills to provide oversight and add no value to the current Boards • Their legacy and ongoing relationships with Saba raise serious questions about their independence

BlackRock.

[1] Where referenced in this presentation, BlackRock refers to the Funds' Advisor, BlackRock Advisors, LLC; [2] Where referenced in this presentation, the Funds refers to the 10 contested BlackRock-advised closed-end funds (BFZ, BNY, MHN, MPA, MYN, BIGZ, BMEZ, BSTZ, BCAT, and ECAT)

2

BlackRock – a trusted
fiduciary for investors

Overview of BlackRock CEFs: Designed for CEF shareholders

BlackRock CEFs are structured to meet the financial goals of CEF shareholders, consistent with the investment objective of each fund. Since 1988, BlackRock has established a leadership position in CEFs through continuous innovation and a focus on the evolving needs of CEF shareholders

CEFs offer a unique value proposition to their shareholders

- ✓ **Focus on distributions:** Consistent and predictable distributions over time and across market cycles
- ✓ **Diversification benefits:** Broad investment opportunities typically unavailable to smaller holders, offered with no performance fee
- ✓ **"Closed" structure:** Stable capital allowing greater investment flexibility, enables PMs to stay invested and limits forced selling
- ✓ **Intraday liquidity:** Access to less liquid strategies, with ability to sell if needed; prices driven by variety of factors

BlackRock has innovated across its CEFs to meet shareholder needs

- **Private markets exposure:** Launched CEFs with private investment exposure, democratizing private equity for all
- **Guaranteed liquidity at NAV:** Introduced contingent limited-term CEFs with guaranteed liquidity
- **No upfront fees:** BlackRock pays 100% of initial costs at IPO vs. investors paying upfront (~$500mm from 2019-2021)
- **BlackRock's investment/risk management expertise:** Best-in-class investment/risk platform, backed by 19,000+ professionals

BlackRock.
4

Characteristics of contested CEFs’ shareholders
Beneficial holder accounts
• 294,861 across 10 CEFs1 Average position size
~$32K per beneficial holder account across 10 CEFs1
• Median income
$104K of all CEF shareholders2
Average age of shareholders 60+ years 3
across 8 CEFs
Shareholders 60+ years of age
~2/3 across 8 CEFs3 5

The Funds' Boards protect the main features of CEFs and the interests of all shareholders

✓ CEFs offer a **unique combination** of **steady income**, access to **private investments**, **daily liquidity** and **capital return**	• CEFs exist to address the need for predictable income over time and across investment cycles • Shareholders seeking exposure to levered or private strategies outside of CEFs must lock up capital for an extended period • CEFs are not heavily traded, and this limited liquidity creates trading arbitrages that Saba exploits
✓ BlackRock provides substantial benefits in terms of **investment expertise**, **risk management** and **distribution support**	• Fiduciary mindset reflects the integrity and the unbiased advice at the core of BlackRock's ethos • BlackRock's Aladdin, its proprietary portfolio management system, provides the industry leading risk management tool, supported by 19,000+ professionals
✓ The Funds' Boards **protect** and **engage** with all shareholders, focusing on their **desire** and **need** for **steady income**	• We believe the vast majority of our 290K+ beneficial holders are far more focused on steady income streams versus NAV liquidation value • Constructive engagements with shareholders have resulted in benefits to all, Karpus being the latest example
✗ Saba's actions aim to **make Saba money** through **financial engineering**, at the **expense of other CEF shareholders**	• Liquidity events and changes to investment strategy and portfolio structure negatively impact the remaining shareholders • Saba is using its financial power and hedge fund structure to take advantage of '40 Act vehicles because it does not have any fiduciary duty to other shareholders

Despite the Funds' Boards' **repeated engagements**, **Saba rejected settlement offers** providing significant liquidity events, because they preferred to obtain **CEF Board control**

The Funds' Boards have a **duty to protect all** shareholders and to **ensure a level playing field**

BlackRock.

6

The current Board is a better choice than Saba’s less qualified, conflicted nominees
Highly qualified current trustees surpass Saba’s nominees in aggregate and on every relevant skill
? Genuinely independent Chair and Trustees
? New trustees identified by independent Governance
Committee, advised by external search firm
? Multiple years of investment company and CEF governance experience
? Unrelenting and unconflicted focus on protecting and enhancing all shareholder interests
? Extensive investment experience
? Extensive finance and accounting experience
? Extensive risk and compliance experience
? Extensive public company and Board governance experience
Current Saba Skills / Experience Trustees Nominees
Independent / No conflicts 8 2 Executive Leadership 8 4 Public Service or Academic 6 4 Registered Closed-end Fund 10 0 Investment Fund / Asset Mgmt. 7 4 Sustainability 9 4 Public Company Board 6 2 Consulting 6 2 Other Finance & Accounting 10 4 Retail or Retirement Market 6 1 Risk Mgmt. & Compliance 9 1 Technology 3 2
Note: Additional detail available on pgs. 34, 47 and appendix 7

The Funds’ Boards and management teams create value for all shareholders

BlackRock CEFs targeted by Saba

Asset Class	Contested Funds		Key Features
Multi-Asset	**BCAT**	BlackRock Capital Allocation Term Trust	• Managed by **Rick Rieder**, CIO of BlackRock Global Fixed Income and winner of **5 Morningstar Gold Medals** • **Powerful** and **consistent dividend** policy • **No frontload fees** – BlackRock paid upfront costs at IPO • **12Y limited term** with opportunity for liquidity at NAV • Access to **private markets without performance fees** and **simplified tax reporting**[1] • **ECAT is the only ESG-focused** tactical allocation CEF • **Unconstrained** investment approach • **Discount management program**
	ECAT	BlackRock ESG Capital Allocation Term Trust	
Equity	**BIGZ**	BlackRock Innovation and Growth Term Trust	• **Powerful** and **consistent dividend** policy • **No frontload fees** – BlackRock paid upfront costs at IPO • **12Y limited term** with opportunity for liquidity at NAV • Access to **private markets without performance fees** and **simplified tax reporting**[1] • Covered call strategy provides **cash flow** for monthly distribution • **Innovation-focused,** investing in small- and mid-caps • **Discount management program** to repurchase common shares via a tender offer if certain conditions are met
	BMEZ	BlackRock Health Sciences Term Trust	
	BSTZ	BlackRock Science and Technology Term Trust	
Municipal Bonds	**BFZ**	BlackRock California Municipal Income Trust	• **Powerful** and **consistent dividend** policy • **Favorable tax treatment** enhances total return to shareholders • **Market access** to municipal bond markets for all types of shareholders • Opportunities for **liquidity** • **Employ leverage** effectively to pay a higher distribution rate
	BNY	BlackRock New York Municipal Income Trust	
	MHN	BlackRock MuniHoldings New York Quality Fund, Inc.	
	MPA	BlackRock MuniYield Pennsylvania Quality Fund	
	MYN	BlackRock MuniYield New York Quality Fund, Inc.	

The timing of the multi-asset and equity fund launches affected performance in the early years as interest rate rises negatively impacted both public and private investments; since then returns and discounts have improved steadily

1. Simplified tax reporting on Form 1099 versus K-1

BlackRock.
9

From challenging lows in 2022, the Funds' Boards and BlackRock have taken decisive actions to drive significant performance improvements and substantial discount reductions

	Discount to NAV			Total Market Price Return	Fund v. Index Return
	12/31/2022	5/20/2024	% Change	12/31/2022 – 5/20/2024	12/31/2022 – 5/20/2024
BCAT	-17.73%	-7.75%	+56.29%	+25.18%	+11.75%
ECAT	-19.19%	-8.14%	+57.58%	+32.78%	+19.36%
BIGZ	-22.79%	-13.51%	+40.72%	+19.91%	+1.16%
BMEZ	-17.75%	-12.67%	+28.62%	+10.28%	+8.24%
BSTZ	-19.92%	-14.19%	+28.77%	+26.70%	+0.80%
BFZ	-14.72%	-7.82%	+46.88%	+11.26%	+7.28%
BNY	-13.19%	-9.86%	+25.25%	+9.37%	+5.39%
MHN	-12.30%	-10.44%	+15.12%	+7.85%	+3.88%
MPA	-14.52%	-7.40%	+49.04%	+10.99%	+7.02%
MYN	-13.27%	-10.17%	+23.36%	+9.31%	+5.33%

BlackRock

*Morningstar/BlackRock data as of 5/20/2024. Returns for time periods greater than 1 year are annualized.
*Benchmarks for the funds are as follows: BIGZ (Russell 2500 Growth Index); BMEZ (MSCI Custom ACWI SMID Growth HC Call Overwrite Index); BSTZ (MSCI Custom ACWI SMID Growth IT Call Overwrite Index); BNY/MHN/MYN/MPA/BFZ (Bloomberg Municipal Bond Index); BCAT/ECAT (50% MSCI ACWI Index + 50% Bloomberg US AGG Bond Index)

10

The Funds' Boards and management have taken decisive steps to address the trading discounts

Action taken	*How does action help reduce CEF discount?*	Multi-Asset		Equity			Municipal Bonds				
		BCAT	ECAT	BIGZ	BMEZ	BSTZ	BFZ	BNY	MHN	MPA	MYN
Inclusion in CEF index	*Increase CEF visibility/liquidity*	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Fund of funds agreement	*Provides additional demand for CEFs*	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Distribution rate increases	*Increase payouts to shareholders*	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Managed / level-rate distribution plan	*Enhances CEF yield stability*	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Open market share repurchase program	*Repurchase CEF shares at discount*	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Discount management program	*Repurchase up to 2.5% of CEF shares quarterly if trading at >7.5% discount*	✓	✓	✓	✓	✓					
Limited term providing 100% liquidity at NAV	*Liquidity at NAV*	✓	✓	✓	✓	✓					
Events for financial advisors and end clients	*Increase CEF visibility and support shareholders*	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Market insights and fund commentaries	*Increase CEF visibility and support shareholders*	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Diligence materials and regular updates for CEF research analysts	*Keeps funds in good standing on platforms and increases visibility*	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Events for CEF research analysts and institutional investors	*Increase CEF visibility*	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Transparent and consistent information provided to CEF shareholders

Refer to appendix for additional detail on specific actions taken

BlackRock.

11

BlackRock Capital Allocation Term Trust (BCAT)

Total Shareholder Return (TSR)

- BCAT has recently outperformed peers
  - In the first years since inception in Sep 2020, the Trust faced headwinds due to its lower allocation to equities relative to Tactical Opportunities peers and the time it took to ramp-up the portfolio
- YTD and 1-year TSR are 304bps and 1,274bps higher than peers' median, respectively
- The Trust's Board believes BCAT's performance is best measured against a blended benchmark - 50% MSCI ACWI Index and 50% Bloomberg US Agg Total Return Index
  - BCAT outperformed the blended benchmark by 995bps and 509bps YTD and 1-year, respectively

Premium / (Discount) to NAV

- BCAT has a unique, innovative structure with a built-in liquidity event at NAV for all Trust shareholders in 2032
- Intra-day liquidity, and therefore discount, are less relevant, but rather an added feature to the Trust that investors chose for exposure to private investments, which they cannot get through mutual funds or ETFs, with full liquidity at NAV at end of term
- BCAT's 7.75% discount to NAV is narrower than peers by 593bps as of 5/20/2024
- The Trust's Board implemented a share repurchase program, which seeks to enhance shareholder value by purchasing Trust shares trading at discount to NAV
  - As of 2/29/24, the Trust repurchased $78mm of shares (4.56% O/S) through open market repurchase, driving $13.3mm accretion in NAV

Distributions

- BCAT was launched in a lower yield environment with a target distribution rate of 6.25%; Its current yield of 19.24% exceeds that target
- Distributions have grown by 174% since inception, as opposed to peers who decreased distributions
- In May 2024, the Trust's Board updated its monthly distribution to an annual rate of 20% of its 12-month rolling average daily NAV[5]
- BCAT's NAV of $17.80 per share plus $4.62 cumulative distributions paid equals $22.42 per share, as compared to the its $20 per share IPO price

Total Expense Ratio[4]

- Total expenses are among the lowest in the peer group (1st quartile)

PERFORMANCE SNAPSHOT

Total Shareholder Return[1]



BCAT
Peer median
14.44%
11.40%
19.27%
6.53%
(4.36%)
0.80%
(1.35%)
5.95%
YTD
(12/31/2023 – Current)
1 year
(12/31/2022 – 12/31/2023)
3 years
(12/31/2020 – 12/31/2023)
Inception
(9/28/2020 – 12/31/2023)

Premium / (Discount) to NAV[2]



BCAT
Peer Median
10%
0%
(10%)
(20%)
Sep 2020
Jun 2021
Mar 2022
Dec 2022
Sep 2023
May 2024

Yield on NAV



19.24%
8.88%
BCAT
Peers

Distributions Growth[3]



174.15%
(30.87%)
BCAT
Peers

Expense Ratio[4]



1.32%
1.44%
BCAT
Peers

BlackRock

Source: Broadridge; Bloomberg as of 5/20/2024; Notes: Inception as of 9/28/2020 (earliest available premium/(discount) to NAV data); Peer set includes ECAT, GLV, GLO, BXSY, FT, RCG, RIV, OPP and SPE; PDX included in the peer set starting 1/1/2024; [1] Total shareholder return on price annualized for periods longer than 1 year (assumes dividends are reinvested); [2] Inception through 5/20/2024; [3] Distribution growth since inception; [4] Represents the actual total expenses excluding IRE & Taxes and 12B-1/Non-12B-1 service fees; For expense comparison purposes, peer set used by Broadridge includes BXSY, FT, RIV and GLO; [5] To be calculated 5 business days prior to declaration date

12

BCAT: actions taken to mitigate discount

Action taken	How does action help reduce CEF discount?	BCAT
Inclusion in CEF index	Increase CEF visibility/liquidity	✓
Fund of funds agreement	Provides additional demand for CEFs	✓
Distribution rate increases	Increase payouts to shareholders	✓
Managed / level-rate distribution plan	Enhances CEF yield stability	✓
Open market share repurchase program	Repurchase CEF shares at discount	✓
Discount management program	Repurchase up to 2.5% of CEF shares quarterly if trading at >7.5% discount	✓

Action taken	How does action help reduce CEF discount?	BCAT
Limited term providing 100% liquidity at NAV	Liquidity at NAV	✓
Events for financial advisors and end clients	Increase CEF visibility and support shareholders	✓
Market insights and fund commentaries	Increase CEF visibility and support shareholders	✓
Diligence materials and regular updates for CEF research analysts	Keeps funds in good standing on platforms and increases visibility	✓
Events for CEF research analysts and institutional investors	Increase CEF visibility	✓

A. **Open Market Share Repurchase Program (Nov 2021)**
B. **Distribution Rate Increases (Feb 2023; May 2024)**
C. **Limited Term Structure and Marketing Thereof (Inception; Apr 2023)**


Premium / (Discount) to NAV
BCAT
Peer Median
10%
0%
(10%)
(20%)
A
B
C
B
Sep 2020
Jun 2021
Mar 2022
Dec 2022
Sep 2023
May 2024

Source: Bloomberg as of 5/20/2024; Peer set includes ECAT, GLV, GLO, BXSY, FT, RCG, RIV, OPP and SPE; PDX included in the peer set starting 1/1/2024

BlackRock. 13

BlackRock ESG Capital Allocation Term Trust (ECAT)

Total Shareholder Return (TSR)

- #1 performing trust in peer group in 2023
- ECAT has outperformed peers' median by 2,577bps in the 1-year timeframe
- The Trust's Board believes ECAT's performance is best measured against a blended benchmark - 50% MSCI ACWI Index and 50% Bloomberg US Agg Total Return Index
  - ECAT outperformed the blended benchmark by 746bps and 1,812bps YTD and 1-year, respectively

Premium / (Discount) to NAV

- ECAT has a unique, innovative structure with a built-in liquidity event at NAV for all Trust shareholders in 2033
- Intra-day liquidity, and therefore discount, are less relevant, but rather an added feature to the Trust that investors chose for exposure to private investments, which they cannot get through mutual funds or ETFs, with full liquidity at NAV at end of term
- ECAT's 8.14% discount to NAV is 737bps narrower than peers' median as of 5/20/2024
- The Trust's Board implemented a share repurchase program, which seeks to enhance shareholder value by purchasing Trust shares trading at a discount to NAV
  - As of 2/29/24, the Trust repurchased $55mm of shares (3.61% O/S) through open market repurchase, driving $10.8mm accretion in NAV

Distributions

- ECAT grew its distribution by 197% since inception, while peers decreased theirs
- ECAT's NAV of $18.79 per share plus the $3.38 cumulative distributions paid equals $22.17 per share, as compared to the Trust's $20.00 per share IPO price
- In May 2024, the Trust's Board updated its monthly distribution to an annual rate of 20% of its 12-month rolling average daily NAV[5]

Total Expense Ratio[4]

- ECAT's current expense ratio is one of the lowest in the peer group (1st quartile)



PERFORMANCE SNAPSHOT
Total Shareholder Return¹
ECAT
Peer median
11.95%
12.26%
32.30%
6.53%
(1.40%)
(4.60%)
YTD
(12/31/2023 – Current)
1 year
(12/31/2022 – 12/31/2023)
Inception
(9/28/2021 – 12/31/2023)
Premium / (Discount) to NAV²
ECAT
Peer Median
0%
(5%)
(10%)
(15%)
(20%)
Sep 2021
May 2022
Jan 2023
Sep 2023
May 2024
Yield on NAV
18.96%
8.88%
ECAT
Peers
Distributions Growth³
196.93%
(33.12%)
ECAT
Peers
Expense Ratio⁴
1.34%
1.44%
ECAT
Peers

Source: Broadridge; Bloomberg as of 5/20/2024; Notes: Inception as of 9/28/2021; Peer set includes BCAT, GLV, GLO, BXSY, FT, RCG, RIV, OPP and SPE; PDX included in the peer set starting 1/1/2024; [1] Total shareholder return on price annualized for periods longer than 1 year (assumes dividends are reinvested); [2] Inception through 5/20/2024 ; [3] Distribution growth since inception; [4] Represents the actual total expenses excluding IRE & Taxes and 12B-1/Non-12B-1 service fees; For expense comparison purposes, peer set used by Broadridge includes BXSY, FT, RIV and GLO; [5] To be calculated 5 business days prior to declaration date

BlackRock 14

ECAT: actions taken to mitigate discount

Action taken	*How does action help reduce CEF discount?*	ECAT
Inclusion in CEF index	*Increase CEF visibility/liquidity*	✓
Fund of funds agreement	*Provides additional demand for CEFs*	✓
Distribution rate increases	*Increase payouts to shareholders*	✓
Managed / level-rate distribution plan	*Enhances CEF yield stability*	✓
Open market share repurchase program	*Repurchase CEF shares at discount*	✓
Discount management program	*Repurchase up to 2.5% of CEF shares quarterly if trading at >7.5% discount*	✓

Action taken	*How does action help reduce CEF discount?*	ECAT
Limited term providing 100% liquidity at NAV	*Liquidity at NAV*	✓
Events for financial advisors and end clients	*Increase CEF visibility and support shareholders*	✓
Market insights and fund commentaries	*Increase CEF visibility and support shareholders*	✓
Diligence materials and regular updates for CEF research analysts	*Keeps funds in good standing on platforms and increases visibility*	✓
Events for CEF research analysts and institutional investors	*Increase CEF visibility*	✓

A. **Open Market Share Repurchase Program (Nov 2021)**
B. **Management Fee Waivers/Reductions (Jan 2023)**
C. **Distribution Rate Increases (Feb 2023; Jan 2024; May 2024)**
D. **Inclusion in CEF Index (Mar 2023)**
E. **Limited Term Structure and Marketing Thereof (Inception; Apr 2023)**


Premium / (Discount) to NAV
ECAT
Peer Median
0%
(5%)
(10%)
(15%)
(20%)
A
B
C
D
E
C
C
Sep 2021
Jun 2022
Mar 2023
Dec 2023
May 2024

BlackRock.
Source: Bloomberg as of 5/20/2024; Peer set includes BCAT, GLV, GLO, BXSY, FT, RCG, RIV, OPP and SPE; PDX included in the peer set starting 1/1/2024
15

BlackRock Innovation and Growth Term Trust (BIGZ)

Total Shareholder Return (TSR)

- BIGZ was launched in March of 2021, which was near the market peak for SMID-cap growth stocks from a public perspective. The private portfolio has also weighed on performance given markdowns on private equity investments in the portfolio
- BIGZ is designed to provide investors with regular cashflow as well as exposure to small- and mid-cap innovative growth companies, which do not typically pay dividends
- Despite Morningstar's classification, the Trust's Board believes BIGZ does not have an appropriate CEF peer
  - As opposed to BIGZ, which is solely focused on small- and mid-cap, ASG invests across all market capitalizations, including large-cap public companies (that have driven returns recently)
  - ASG does not invest in private companies, while BIGZ does. As of December 2023, BIGZ's private investments account for 25.3% of the portfolio's NAV
- Additionally, the Board references ARK Innovation ETF (ARKK) and Baillie Gifford US Discovery Fund (BGUIX), which similarly have exposure to innovative growth companies, though neither have private investments
  - BIGZ has outperformed ARKK since inception (BGUIX was not yet launched) and both ARKK and BGUIX YTD

Premium / (Discount) to NAV

- BIGZ has a unique, innovative structure with a built-in liquidity event at NAV for all Trust shareholders in 2033
- Intra-day liquidity, and therefore discount, are less relevant, but rather an added feature to the Trust that investors chose for exposure to private investments, which they cannot get through mutual funds or ETFs, with full liquidity at NAV at term end
- The Trust's Board implemented a share repurchase program, which seeks to enhance shareholder value by purchasing Trust shares at a discount to NAV
  - As of 2/29/24, the Trust repurchased $177mm of shares (7.77% O/S) through open market repurchase, driving $35.5mm accretion in NAV

Distributions

- The Trust's Board believes BIGZ is meeting its income objective while providing exposure to companies that typically do not pay dividends
- The Trust was launched in a lower yield environment with a target distribution rate of 6.0% which is primarily supported by cash flow from options and capital appreciation
- In May 2024, the Trust's Board updated BIGZ's monthly distribution to an annual rate of 12% of its 12-month rolling average daily NAV[3]

Total Expense Ratio[4]

- BIGZ's expense ratio is lower than peers' median

PERFORMANCE SNAPSHOT

Total Shareholder Return[1]



BIGZ
ASG
7.90%
4.79%
19.19%
16.34%
(23.91%)
(7.97%)
YTD
(12/31/2023 - Current)
1 year
(12/31/2022 - 12/31/2023)
Inception
(3/29/2021 - 12/31/2023)

Premium / (Discount) to NAV[2]



15%
5%
(5%)
(15%)
(25%)
BIGZ
ASG
Mar 2021
May 2022
Jul 2023
May 2024

Yield on NAV



12.01%
8.21%
BIGZ
ASG

Target Yield on NAV[3]

12%

Expense Ratio[4]



1.52%
1.55%
BIGZ
ASG

BlackRock

Source: Broadridge; Bloomberg as of 5/20/2024; Notes: Inception as of 3/29/2021 (earliest available premium/(discount) to NAV data); Morningstar Category includes ASG; [1] Total shareholder return on price annualized for periods longer than 1 year (assumes dividends are reinvested); [2] Inception through 5/20/2024; [3] To be calculated 5 business days prior to declaration date; [4] Represents the actual total expenses excluding IRE & Taxes and 12B-1/Non-12B-1 service fees; For expense comparison purposes, peer set used by Broadridge includes ASG, FUND, HIE, RMT and FXBY

16

BIGZ: actions taken to mitigate discount
How does action help
Action taken reduce CEF discount?
Increase CEF ? visibility/liquidity
Provides additional ? demand for CEFs
Increase payouts to ? shareholders
Enhances CEF yield ? stability Repurchase CEF shares at ? discount Repurchase up to 2.5% of
CEF shares quarterly if ? trading at >7.5% discount
A. Open Market Share Repurchase Program (Nov 2021) B. Inclusion in CEF Index (Mar 2023)
How does action help
Action taken BIGZ reduce CEF discount?
Limited term providing
Liquidity at NAV
100% liquidity at NAV
Events for financial advisors and Increase CEF visibility and end clients support shareholders
Market insights and fund Increase CEF visibility and commentaries support shareholders
Diligence materials and regular Keeps funds in good standing on platforms and updates for CEF research analysts increases visibility Events for CEF research analysts
Increase CEF visibility and institutional investors
C. Limited Term Structure and Marketing Thereof (Inception; Apr 2023) D. Distribution Policy Update (Sep 2023; May 2024)
Premium / (Discount) to NAV
BIGZ ASG
15% A
B C D D
10% 5% 0% (5%) (10%) (15%) (20%)
(25%) May 2024
Mar 2021 Jan 2022 Nov 2022 Sep 2023
Source: Bloomberg as of 5/20/2024

BlackRock Health Sciences Term Trust (BMEZ)

Total Shareholder Return (TSR)

- The Trust's Board believes BMEZ should be compared to a subset of the Health CEFs: HQL[1] and HQH[2] – when assessing performance
  - BMEZ, HQL and HQH are significantly more invested in biotech companies (typically more growth-focused) than pharmaceuticals (typically more defensive) when compared to other CEFs in the category
  - Per shareholder reports, BMEZ, HQL and HQH each currently invest 7%-10% of net assets in private companies, vs 2% or less for the other funds
- BMEZ has outperformed HQL and HQH YTD and on a 1-year timeframe
- BMEZ's relative underperformance since inception is primarily driven by the fact that HQL and HQH were trading at a (9.8)% discount when it launched at NAV
- BMEZ also outperformed its benchmark, MSCI custom ACWI SMID Growth HC Call Overwrite Index, with YTD TSR 1,019bps higher than the benchmark

Premium / (Discount) to NAV

- BMEZ has a unique, innovative structure with a built-in liquidity event at NAV for all Trust shareholders in 2032. The Trust has exposure to private investments that are illiquid in nature and do not have a publicly quoted price daily
- Intra-day liquidity, and therefore discount, are less relevant, but rather an added feature to the Trust that investors chose for exposure to private investments, which they cannot get through mutual funds or ETFs, with full liquidity at NAV at end of term
- The Trust's Board implemented a share repurchase program, which seeks to enhance shareholder value by purchasing Trust shares at a discount to NAV
  - As of 2/29/24, the Trust repurchased $96mm of shares (5.46% O/S) through open market repurchase, driving $17.7mm accretion in NAV

Distributions

- BMEZ was launched in a lower yield environment with a target distribution rate of 6.0%, primarily supported by cash flow from options and capital appreciation
- In May 2024, the Trust's Board updated BMEZ's monthly distribution to an annual rate of 12% of its 12-month rolling average daily NAV[5]
- NAV of $17.76 per share plus the $6.30 cumulative distribution paid equals $24.06 per share, as compared to the Trust's $20.00 per share IPO price

Total Expense Ratio[6]

- Expense ratio is in line with peers

PERFORMANCE SNAPSHOT

Total Shareholder Return[3]



BMEZ
Peer median
9.01%
8.40%
5.05%
2.84%
(12.63%)
(3.54%)
3.14%
(0.20%)
YTD
(12/31/2023 – Current)
1 year
(12/31/2022 – 12/31/2023)
3 years
(12/31/2020 – 12/31/2023)
Inception
(1/29/2020 – 12/31/2023)

Premium / (Discount) to NAV[4]



10%
0%
(10%)
(20%)
BMEZ
Peer Median
Jan 2020
Jul 2021
Jan 2023
May 2024

Yield on NAV



12.09%
11.87%
BMEZ
Peers

Target Yield on NAV[5]

12%

Expense Ratio[6]



1.33%
1.33%
BMEZ
Peers

BlackRock.

Source: Broadridge; Bloomberg as of 5/20/2024; Notes: Inception as of 1/29/2020; Peer set includes HQL and HQH; [1] Abrdn Life Sciences Investors; [2] Abrdn Healthcare Investors; [3] Total shareholder return on price annualized for periods longer than 1 year (assumes dividends are reinvested); [4] Inception through 5/20/2024; [5] To be calculated 5 business days prior to declaration date; [6] Represents the actual total expenses excluding IRE & Taxes and 12B-1/Non-12B-1 service fees; For expense comparison purposes, peer set used by Broadridge includes STK, NBXG, AIO and GRX

18

BMEZ: actions taken to mitigate discount

Action taken	How does action help reduce CEF discount?	BMEZ
Inclusion in CEF index	Increase CEF visibility/liquidity	✓
Fund of funds agreement	Provides additional demand for CEFs	✓
Distribution rate increases	Increase payouts to shareholders	✓
Managed / level-rate distribution plan	Enhances CEF yield stability	✓
Open market share repurchase program	Repurchase CEF shares at discount	✓
Discount management program	Repurchase up to 2.5% of CEF shares quarterly if trading at >7.5% discount	✓

Action taken	How does action help reduce CEF discount?	BMEZ
Limited term providing 100% liquidity at NAV	Liquidity at NAV	✓
Events for financial advisors and end clients	Increase CEF visibility and support shareholders	✓
Market insights and fund commentaries	Increase CEF visibility and support shareholders	✓
Diligence materials and regular updates for CEF research analysts	Keeps funds in good standing on platforms and increases visibility	✓
Events for CEF research analysts and institutional investors	Increase CEF visibility	✓

A. **Distribution Rate Increases (Mar 2021; Sep 2023; May 2024)**
B. **Open Market Share Repurchase Program (Nov 2021)**
C. **Inclusion in CEF Index (Mar 2023)**
D. **Limited Term Structure and Marketing Thereof (Inception; Apr 2023)**



Premium / (Discount) to NAV
BMEZ
Peer Median
10%
0%
(10%)
(20%)
A
B
C
D
A
A
Jan 2020
Mar 2021
May 2022
Jul 2023
May 2024

Source: Bloomberg as of 5/20/2024; Peer set includes HQL and HQH

BlackRock.
19

BlackRock Science and Technology Term Trust (BSTZ)

Total Shareholder Return (TSR)

- BSTZ is an innovative investment product that provides unique access to private equity and growth investment opportunities while meeting its income objectives
- BSTZ is differentiated from other funds in the Morningstar Technology category, given its exposure to small- and mid-sized science and technology companies, exposure to private markets and option strategy
  - As of year-end 2023, BSTZ held 22 private investments that accounted for 33.0% of the portfolio's NAV
  - We find private investments contribute to performance during market drawdowns and detract from performance in more supportive market environments, due to the lag between private company valuations and publicly traded stocks
- Given its investment focus, the Trust's Board believes BSTZ's performance should be measured against a custom index, which applies a call overwrite overlay on the MSCI ACWI SMID Growth IT Index, though this does not capture private equity investments
  - BSTZ's TSR has outperformed its benchmark by 1,231 bps YTD, even though its performance was impacted by the Trust's significant allocation to private equity where valuations have lagged public markets

Premium / (Discount) to NAV

- BSTZ has a unique, innovative structure with a built-in liquidity event at NAV for all Trust shareholders in 2031
- Intra-day liquidity, and therefore discount, are less relevant, but rather an added feature to the Trust that investors chose for exposure to private investments, which they cannot get through mutual funds or ETFs, with full liquidity at NAV at end of term
- The Trust's Board implemented a share repurchase program, which seeks to enhance shareholder value by purchasing Trust shares at a discount to NAV
  - As of 2/29/24, the Trust repurchased $42mm of shares (3.16% O/S) through open market repurchase, driving $8.5mm accretion in NAV

Distribution

- The Trust's Board believes BSTZ is meeting its income objective. The Trust was launched in a lower yield environment with a target distribution rate of 6.0%
- In May 2024, the Trust's Board updated BSTZ's monthly distribution to an annual rate of 12% of its 12-month rolling average daily NAV[3]
- BSTZ's NAV of $22.13 per share plus the $9.37 cumulative distributions paid equals $31.50 per share, as compared to the Trust's $20.00 per share IPO price

Total Expense Ratio[4]

- Expense ratio is in line with peers



PERFORMANCE SNAPSHOT
Total Shareholder Return¹
BSTZ
Peer median
16.94%
14.14%
18.69%
32.46%
(14.95%)
(1.04%)
4.33%
16.48%
YTD (12/31/2023 – Current)
1 year (12/31/2022 – 12/31/2023)
3 years (12/31/2020 – 12/31/2023)
Inception (6/25/2019 – 12/31/2023)
Premium / (Discount) to NAV²
BSTZ
Peer Median
10%
0%
(10%)
(20%)
(30%)
Jun 2019
Jun 2020
Jun 2021
Jun 2022
Jun 2023
May 2024
Yield on NAV
11.46%
8.19%
BSTZ
Peers
Target Yield on NAV³
12%
Expense Ratio⁴
1.35%
1.35%
BSTZ
Peers

BlackRock.

Source: Broadridge; Bloomberg as of 5/20/2024; Notes: Inception as of 6/25/2019 (earliest available premium/(discount) to NAV data); Peer set includes BST, STK, NBXG, and AIO; [1] Total shareholder return on price annualized for periods longer than 1 year (assumes dividends are reinvested); [2] Inception through 5/20/2024; [3] To be calculated 5 business days prior to declaration date; [4] Represents the actual total expenses excluding IRE & Taxes and 12B-1/Non-12B-1 service fees; For expense comparison purposes, peer set used by Broadridge includes STK, NBXG, AIO and GRX

20

BSTZ: actions taken to mitigate discount

Action taken	How does action help reduce CEF discount?	BSTZ
Inclusion in CEF index	Increase CEF visibility/liquidity	✓
Fund of funds agreement	Provides additional demand for CEFs	✓
Distribution rate increases	Increase payouts to shareholders	✓
Managed / level-rate distribution plan	Enhances CEF yield stability	✓
Open market share repurchase program	Repurchase CEF shares at discount	✓
Discount management program	Repurchase up to 2.5% of CEF shares quarterly if trading at >7.5% discount	✓

Action taken	How does action help reduce CEF discount?	BSTZ
Limited term providing 100% liquidity at NAV	Liquidity at NAV	✓
Events for financial advisors and end clients	Increase CEF visibility and support shareholders	✓
Market insights and fund commentaries	Increase CEF visibility and support shareholders	✓
Diligence materials and regular updates for CEF research analysts	Keeps funds in good standing on platforms and increases visibility	✓
Events for CEF research analysts and institutional investors	Increase CEF visibility	✓

A. Distribution Rate Increases (Oct 2021; Sep 2023; May 2024)

B. Open Market Share Repurchase Program (Nov 2021)

C. Inclusion in CEF Index (Mar 2023)

D. Limited Term Structure and Marketing Thereof (Inception; Apr 2023)



Premium / (Discount) to NAV
BSTZ
Peer Median
A
B
C
D
A
A
15%
10%
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
(30%)
Jun 2019
Dec 2019
Jun 2020
Dec 2020
Jun 2021
Dec 2021
Jun 2022
Dec 2022
Jun 2023
Dec 2023
May 2024

BlackRock.
Source: Bloomberg as of 5/20/2024; Peer set includes BST, STK, NBXG, and AIO
21

BlackRock California Municipal Income Trust (BFZ)

Total Shareholder Return (TSR)

- BFZ has outperformed peers over most timeframes
  - Its 1-year TSR of 15.84% is 1,139bps higher than peers' median over the same period
  - Outperformance over a 5-year timeframe is 245bps

Premium / (Discount) to NAV

- BFZ's 7.82% discount to NAV is narrower than peers' median by 258bps as of 5/20/2024
- The Trust's Board implemented an open market repurchase program, which seeks to enhance shareholder value by purchasing Trust shares trading at a discount to NAV
  - As of 2/29/24, the Trust repurchased $21mm of shares (5.77% O/S), driving $3.3mm accretion in NAV

Distributions

- BFZ's yield on NAV is 108bps higher than peers' median
- Distributions have grown by 51.28% in the past year, well ahead of peers
- BFZ's NAV of $12.78 per share plus $17.97 in cumulative distributions paid equals $30.75 per share, as compared to the Trust's $15.00 per share IPO price

Total Expense Ratio[4]

- The Trust's Board continuously monitors its expense ratio vs peers to ensure its shareholders benefit from competitive pricing
- Effective January 1, 2023, BFZ reduced its management fee by 3 bps on managed assets



PERFORMANCE SNAPSHOT
Total Shareholder Return¹
BFZ
Peer median
0.07%
2.41%
15.84%
4.45%
(1.45%)
(5.73%)
4.12%
1.68%
3.61%
3.56%
YTD (12/31/2023 - Current)
1 year (12/31/2022 - 12/31/2023)
3 years (12/31/2020 - 12/31/2023)
5 years (12/31/2018 - 12/31/2023)
10 year (12/31/2013 - 12/31/2023)
Premium / (Discount) to NAV²
BFZ
Peer Median
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
May 2014
May 2016
May 2018
May 2020
May 2022
May 2024
Yield on NAV
5.54%
4.46%
BFZ
Peers
Distributions Growth³
51.28%
16.98%
BFZ
Peers
Expense Ratio⁴
1.05%
1.05%
BFZ
Peers

BlackRock.

Source: Broadridge; Bloomberg as of 5/20/2024; Notes: Peer set includes MUC, EVM, CEV, VCV, NKX, NAC, PCQ, PCK, and PZC; [1] Total shareholder return on price annualized for periods longer than 1 year (assumes dividends are reinvested); [2] Timeframe from 5/20/2014 to 5/20/2024; [3] Distribution growth over the past year; [4] Represents the actual total expenses excluding IRE & Taxes and 12B-1/Non-12B-1 service fees; For expense comparison purposes, peer set used by Broadridge includes VCV, NKX, EVM, and PCK

22

BFZ: actions taken to mitigate discount

Action taken	How does action help reduce CEF discount?	BFZ
Inclusion in CEF index	*Increase CEF visibility/liquidity*	✓
Fund of funds agreement	*Provides additional demand for CEFs*	✓
Distribution rate increases	*Increase payouts to shareholders*	✓
Managed / level-rate distribution plan	*Enhances CEF yield stability*	✓
Open market share repurchase program	*Repurchase CEF shares at discount*	✓

Action taken	How does action help reduce CEF discount?	BFZ
Events for financial advisors and end clients	*Increase CEF visibility and support shareholders*	✓
Market insights and fund commentaries	*Increase CEF visibility and support shareholders*	✓
Diligence materials and regular updates for CEF research analysts	*Keeps funds in good standing on platforms and increases visibility*	✓
Events for CEF research analysts and institutional investors	*Increase CEF visibility*	✓

A. Open Market Share Repurchase Program (Nov 2018)
B. Management Fee Reduction (Jan 2023)
C. Distribution Rate Increases (Feb 2023; Nov 2023; May 2024)
D. Fee Waiver on Preferred Shares (May 2024)



Premium / (Discount) to NAV
BFZ
Peer Median
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
May 2014
May 2015
May 2016
May 2017
May 2018
May 2019
May 2020
May 2021
May 2022
May 2023
May 2024
A
B
C
C
C
D

Source: Bloomberg as of 5/20/2024; Peer set includes MUC, EVM, CEV, VCV, NKX, NAC, PCQ, PCK, and PZC

BlackRock.
23

BlackRock New York Municipal Income Trust (BNY)

Total Shareholder Return (TSR)

- BNY has outperformed peers over most timeframes
  - YTD TSR is 110bps ahead of peers' median
  - Outperformance over a 1-year timeframe is 170bps

Premium / (Discount) to NAV

- BNY's 9.9% discount to NAV is narrower than its peers by 59bps as of 5/20/2024
- BNY was trading at a premium as recently as Jan 13th, 2022

Distributions

- Monthly distributions grew by 40.98% in the past year, more than peers
- BNY's yield on NAV is in line with peers' median
- BNY's NAV of $11.92 per share plus $18.02 in cumulative distributions paid equals $29.94 per share, as compared to the Trust's $15.00 per share IPO price

Total Expense Ratio[4]

- BNY's total expenses are among the lowest in the peer group (1st quartile)



PERFORMANCE SNAPSHOT
Total Shareholder Return¹
BNY
Peer median
4.15%
3.05%
8.70%
7.00%
(6.14%)
(3.98%)
1.40%
1.66%
3.15%
3.10%
YTD
(12/31/2023 - Current)
1 year
(12/31/2022 - 12/31/2023)
3 years
(12/31/2020 - 12/31/2023)
5 years
(12/31/2018 - 12/31/2023)
10 year
(12/31/2013 - 12/31/2023)
Premium / (Discount) to NAV²
BNY
Peer Median
5%
(5%)
(15%)
(25%)
May 2014
May 2016
May 2018
May 2020
May 2022
May 2024
Yield on NAV
4.33%
4.42%
BNY
Peers
Distributions Growth³
40.98%
29.33%
BNY
Peers
Expense Ratio⁴
1.02%
1.07%
BNY
Peers

BlackRock.

Source: Broadridge; Bloomberg as of 5/20/2024; Notes: Peer set includes MYN, MHN, ENX, VTN, NRK, NAN, PNF, PNI, and PYN; [1] Total shareholder return on price annualized for periods longer than 1 year (assumes dividends are reinvested); [2] Timeframe from 5/20/2014 to 5/20/2024; [3] Distribution growth over the last year; [4] Represents the actual total expenses excluding IRE & Taxes and 12B-1/Non-12B-1 service fees; For expense comparison purposes, peer set used by Broadridge includes VTN, NAN, ENX and PNI

24

BNY: actions taken to mitigate discount

Action taken	How does action help reduce CEF discount?	BNY
Inclusion in CEF index	*Increase CEF visibility/liquidity*	✓
Fund of funds agreement	*Provides additional demand for CEFs*	✓
Distribution rate increases	*Increase payouts to shareholders*	✓
Managed / level-rate distribution plan	*Enhances CEF yield stability*	✓
Open market share repurchase program	*Repurchase CEF shares at discount*	✓

Action taken	How does action help reduce CEF discount?	BNY
Events for financial advisors and end clients	*Increase CEF visibility and support shareholders*	✓
Market insights and fund commentaries	*Increase CEF visibility and support shareholders*	✓
Diligence materials and regular updates for CEF research analysts	*Keeps funds in good standing on platforms and increases visibility*	✓
Events for CEF research analysts and institutional investors	*Increase CEF visibility*	✓

A. Open Market Share Repurchase Program (Nov 2018)
B. Distribution Rate Increases (Nov 2023)
C. Fee Waiver on Preferred Shares (May 2024)



Premium / (Discount) to NAV
BNY
Peer Median
A
B
C
5%
(5%)
(15%)
(25%)
May 2014
May 2015
May 2016
May 2017
May 2018
May 2019
May 2020
May 2021
May 2022
May 2023
May 2024

Source: Bloomberg as of 5/20/2024; Peer set includes MYN, MHN, ENX, VTN, NRK, NAN, PNF, PNI, and PYN
BlackRock.
25

BlackRock Muniholdings New York Quality Fund, Inc. (MHN)

Total Shareholder Return (TSR)

- MHN outperformed peers YTD as well as over 5- and 10-year periods

Premium / (Discount) to NAV

- MHN discount to NAV is in line with peers
- The Fund's Board implemented an open market repurchase program, which seeks to enhance shareholder value by purchasing Fund shares trading at a discount to NAV
  - As of 2/29/24, the Fund repurchased $9mm of shares (2.86% O/S), driving $1.4mm accretion in NAV

Distributions

- MHN's yield on NAV is in line with peers
- Distributions have grown by 29.85% in the past year, more than peers
- MHN's NAV of $11.97 per share plus $20.46 cumulative distributions paid equals $32.43 per share, as compared to the Fund's $15.00 per share IPO price

Total Expense Ratio[4]

- MHN's total expenses are among the lowest in the peer group (1st quartile)

PERFORMANCE SNAPSHOT

Total Shareholder Return[1]



MHN
Peer median
4.12%
3.05%
6.64%
7.28%
(5.16%)
(3.98%)
1.80%
1.45%
3.19%
3.10%
YTD (12/31/2023 – Current)
1 year (12/31/2022 – 12/31/2023)
3 years (12/31/2020 – 12/31/2023)
5 years (12/31/2018 – 12/31/2023)
10 year (12/31/2013 – 12/31/2023)

Premium / (Discount) to NAV[2]



MHN
Peer Median
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
May 2014
May 2016
May 2018
May 2020
May 2022
May 2024

Yield on NAV



4.36%
4.42%
MHN
Peers

Distributions Growth[3]



29.85%
29.33%
MHN
Peers

Expense Ratio[4]



0.93%
1.07%
MHN
Peers

BlackRock

Source: Broadridge; Bloomberg as of 5/20/2024; Notes: Peer set includes MYN, BNY, ENX, VTN, NRK, NAN, PNF, PNI, and PYN; [1] Total shareholder return on price annualized for periods longer than 1 year (assumes dividends are reinvested); [2] Timeframe from 5/20/2014 to 5/20/2024 ; [3] Distribution growth over the last year; [4] Represents the actual total expenses excluding IRE & Taxes and 12B-1/Non-12B-1 service fees; For expense comparison purposes, peer set used by Broadridge includes VTN, NAN, ENX and PNI

26

MHN: actions taken to mitigate discount
How does action help How does action help
Action taken MHN Action taken MHN reduce CEF discount? reduce CEF discount?
Increase CEF Events for financial advisors and
Inclusion in CEF index Increase CEF visibility and visibility/liquidity end clients support shareholders
Fund of funds agreement Provides additional demand for CEFs Market insights and fund
Increase CEF visibility and Increase payouts to commentaries support shareholders
Distribution rate increases shareholders
Managed / level-rate Diligence materials and regular Keeps funds in good
Enhances CEF yield standing on platforms and stability updates for CEF research analysts increases visibility distribution plan Open market share repurchase Repurchase CEF shares at Events for CEF research analysts
Increase CEF visibility program discount and institutional investors
A. Open Market Share Repurchase Program (Nov 2018) B. Distribution Rate Increases (Nov 2023) C. Fee Waiver on Preferred Shares (May 2024)
Premium / (Discount) to NAV
5%
MHN Peer Median
0% A B C
(5%) (10%) (15%) (20%)
(25%)
May 2014 May 2015 May 2016 May 2017 May 2018 May 2019 May 2020 May 2021 May 2022 May 2023 May 2024
Source: Bloomberg as of 5/20/2024; Peer set includes MYN, BNY, ENX, VTN, NRK, NAN, PNF, PNI, and PYN

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Total Shareholder Return (TSR)

- MPA has outperformed peers over most timeframes
  - YTD TSR is 67bps ahead of the peers' median
  - 1-year TSR is 9.65%, 290bps higher than peers' median over the same period

Premium / (Discount) to NAV

- MPA is trading at a 7.40% discount to NAV as of 5/20/2024, compared to peers' median of 11.54%
- MPA was trading at a premium as recently as Aug 21st, 2022
- MPA has narrower discount to NAV than its 10-year peer median

Distributions

- MPA's yield on NAV is 241bps higher than peers' median
- Distributions have grown by 94.12% in the past year, more than peers
- MPA's NAV of $12.97 per share plus $26.01 in cumulative distributions paid equals $38.98per share, as compared to the Fund's $15.00 per share IPO price

Total Expense Ratio[4]

- MPA's total expenses are among the lowest in the peer group (1st quartile)

PERFORMANCE SNAPSHOT



Total Shareholder Return¹
MPA
Peer median
5.37%
4.70%
9.65%
6.76%
(3.96%)
(3.46%)
2.81%
2.47%
4.05%
3.91%
YTD (12/31/2023 - Current)
1 year (12/31/2022 - 12/31/2023)
3 years (12/31/2020 - 12/31/2023)
5 years (12/31/2018 - 12/31/2023)
10 year (12/31/2013 - 12/31/2023)
Premium / (Discount) to NAV²
MPA
Peer Median
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
May 2014
May 2016
May 2018
May 2020
May 2022
May 2024
Yield on NAV
6.11%
3.70%
MPA
Peers
Distributions Growth³
94.12%
25.55%
MPA
Peers
Expense Ratio⁴
0.95%
1.03%
MPA
Peers

BlackRock

Source: Broadridge; Bloomberg as of 5/20/2024; Notes: Peer set includes VPV and NQP; [1] Total shareholder return on price annualized for periods longer than 1 year (assumes dividends are reinvested); [2] Timeframe from 5/20/2014 to 5/20/2024; [3] Distribution growth over the last year; [4] Represents the actual total expenses excluding IRE & Taxes and 12B-1/Non-12B-1 service fees; For expense comparison purposes, peer set used by Broadridge includes PNI, NQP, VPV and ENX

28

MPA: actions taken to mitigate discount
How does action help How does action help
Action taken MPA Action taken MPA reduce CEF discount? reduce CEF discount?
Increase CEF Events for financial advisors and
Inclusion in CEF index Increase CEF visibility and visibility/liquidity end clients support shareholders
Fund of funds agreement Provides additional demand for CEFs Market insights and fund
Increase CEF visibility and Increase payouts to commentaries support shareholders
Distribution rate increases shareholders
Diligence materials and regular Keeps funds in good
Managed / level-rate Enhances CEF yield standing on platforms and stability updates for CEF research analysts increases visibility distribution plan Open market share repurchase Repurchase CEF shares at Events for CEF research analysts
Increase CEF visibility program discount and institutional investors
A. Open Market Share Repurchase Program (Nov 2018) C. Distribution Rate Increases (Nov 2023; May 2024) B. Fund Reorganization Approval (Oct 2023) D. Fee Waiver on Preferred Shares (May 2024)
Premium / (Discount) to NAV
MPA Peer Median C
5%
A B C D
0% (5%) (10%) (15%) (20%)
(25%)
May 2014 May 2015 May 2016 May 2017 May 2018 May 2019 May 2020 May 2021 May 2022 May 2023 May 2024
Source: Bloomberg as of 5/20/2024; Peer set includes VPV and NQP

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Total Shareholder Return (TSR)

- MYN has outperformed peers over most timeframes
  - 1-year TSR of 9.78% is 277bps higher than peers' median over the same period

Premium / (Discount) to NAV

- MYN's 10.17% discount to NAV is 27bps narrower than its peers as of 5/20/2024
- MYN was trading at a premium as recently as Jan 12th, 2022
- The Fund's Board implemented open market repurchase program, which seeks to enhance shareholder value by purchasing Fund shares at a discount to NAV
  - As of 2/29/24, the Fund repurchased $12mm of shares (3.22% O/S), driving $2.0mm accretion in NAV

Distributions

- MYN's yield on NAV is 16bps higher than peers' median
- Distributions have grown by 40.32% in the past year, more than peers
- MYN's NAV of $11.60 per share plus $25.43 in cumulative distributions paid equals $37.03 per share, as compared to the Fund's $15.00 per share IPO price

Total Expense Ratio[4]

- MYN's total expenses are among the lowest in the peer group (1st quartile)

PERFORMANCE SNAPSHOT



Total Shareholder Return¹
MYN
Peer median
3.05%
3.11%
9.78%
7.00%
(3.89%)
(5.16%)
2.17%
1.45%
3.29%
3.10%
YTD (12/31/2023 - Current)
1 year (12/31/2022 - 12/31/2023)
3 years (12/31/2020 - 12/31/2023)
5 years (12/31/2018 - 12/31/2023)
10 year (12/31/2013 - 12/31/2023)
Premium / (Discount) to NAV²
MYN
Peer Median
5%
0%
(5%)
(10%)
(15%)
(20%)
(25%)
May-14
May-16
May-18
May-20
May-22
May-24
Yield on NAV
4.57%
4.42%
MYN
Peers
Distributions Growth³
40.32%
29.33%
MYN
Peers
Expense Ratio⁴
0.89%
1.07%
MYN
Peers

BlackRock

Source: Broadridge; Bloomberg as of 5/20/2024; Notes: Peer set includes MHN, BNY, ENX, VTN, NRK, NAN, PNF, PNI, and PYN; [1] Total shareholder return on price annualized for periods longer than 1 year (assumes dividends are reinvested); [2] Timeframe from 5/20/2014 to 5/20/2024; [3] Distribution growth over the last year; [4] Represents the actual total expenses excluding IRE & Taxes and 12B-1/Non-12B-1 service fees; For expense comparison purposes, peer set used by Broadridge includes VTN, NAN, ENX and PNI

30

MYN: actions taken to mitigate discount
How does action help How does action help
Action taken MYN Action taken MYN reduce CEF discount? reduce CEF discount?
Increase CEF Events for financial advisors and
Inclusion in CEF index Increase CEF visibility and visibility/liquidity end clients support shareholders
Fund of funds agreement Provides additional demand for CEFs Market insights and fund
Increase CEF visibility and Increase payouts to commentaries support shareholders
Distribution rate increases shareholders
Managed / level-rate Diligence materials and regular Keeps funds in good
Enhances CEF yield standing on platforms and stability updates for CEF research analysts increases visibility distribution plan Open market share repurchase Repurchase CEF shares at Events for CEF research analysts
Increase CEF visibility program discount and institutional investors
A. Open Market Share Repurchase Program (Nov 2018) B. Distribution Rate Increases (Nov 2023) C. Fee Waiver on Preferred Shares (May 2024)
Premium / (Discount) to NAV
5%
MYN Peer Median
0% A B C
(5%) (10%) (15%) (20%)
(25%)
May 2014 May 2015 May 2016 May 2017 May 2018 May 2019 May 2020 May 2021 May 2022 May 2023 May 2024
Source: Bloomberg as of 5/20/2024; Peer set includes MHN, BNY, ENX, VTN, NRK, NAN, PNF, PNI, and PYN

Rigorous Board oversight ensures all shareholders are protected

Why are our nominees collectively the best candidates for the contested Funds’ Boards?
?Genuinely independent Chair and Trustees
?New trustees identified by independent Governance 80%
Committee, advised by external search firm
Independent
?Multiple years of investment company and CEF governance experience
?Unrelenting and unconflicted focus on protecting and enhancing all shareholder interests 40%
Trustees refreshed
?Extensive investment experience since 2021
?Extensive finance and accounting experience
?Extensive risk and compliance experience 50%
Gender/ethnic
?Extensive public company and Board governance experience diversity 33

The current Board has the extensive set of skills needed to effectively oversee closed-end funds
R. Glenn W. Carl
Cynthia L. Robert Lorenzo A. Stayce D. J. Phillip Catherine A. John M. Arthur P. Hubbard Kester Egan Fairbairn Flores Harris Holloman Lynch Perlowski Steinmetz
Chair Vice Chair
MPA, MHN, MYN,
MPA, BCAT, ECAT, MPA, BCAT, ECAT, MPA, MHN, MYN, MPA, BCAT, ECAT, MPA, MHN, MYN,
Up for re-election MPA, ECAT, BIGZ MPA MPA, ECAT, BIGZ MPA, ECAT, BIGZ BNY, BFZ, ECAT, Total BMEZ, BIGZ, BSTZ BMEZ, BIGZ, BSTZ BNY, BFZ BMEZ, BIGZ, BSTZ BNY, BFZ
BIGZ
Independent / no conflicts     8 Executive leadership     8 Public service or academic    6 positions Registered closed-end fund    10 Other investment fund /    7 asset management experience Sustainability    9
/ Public company board
6
Skills Consulting    6 Other finance and accounting    10 Retail or retirement market    6 Risk management and    9 compliance Technology    3
Source: Public sources and FactSet

Rigorous governance and oversight of BlackRock CEFs
The Funds’ Boards regularly meet with the CEFs’ portfolio management teams to assess performance and fund positioning
Trustees serve on various committees that thoroughly examine all aspects of the CEFs’ management
Committee Structure
Assists Funds’ Boards in monitoring trading of CEFs, identifies factors that may
Discount be causing the Funds to trade at a discount, engages with BlackRock and the
Funds’ Boards on actions to reduce the discount
Reviews information on, and makes recommendations to the Funds’ Boards in Robust and
Performance respect of, the investment objectives, policies and practices of the CEFs and
Oversight fulsome reviews information from BlackRock on the investment performance of the CEFs
Assists the Funds’ Boards in fulfilling oversight responsibilities relating to the committee
Audit accounting and financial reporting policies and practices of the CEFs structure Monitors corporate governance matters and makes recommendations in respect facilitates
Governance thereof to the Funds’ Boards decisive actions Provides assistance to the Funds’ Boards in fulfilling their responsibilities with to enhance respect to the oversight of regulatory and fiduciary compliance matters involving
Compliance value for all
the CEFs and fund-related activities of BlackRock, any sub-advisers and the
CEFs’ other third-party service providers shareholders
Securities Oversees the CEFs’ securities lending activities, intended to provide additional
Lending return for shareholders
Acts on matters that may require urgent action between the meetings of the
Executive
Funds’ Boards
Source: Appendix C of Definitive Proxy Statements on Schedule 14A, as filed on April 25, 2024

Proactive actions taken by Standing Discount Committee
Discount Committee was established in 2018 to study all aspects of secondary market discounts and to assist the Funds’ Boards in monitoring CEF trading by:
1) Defining the drivers of discounts
2) Identifying potential solutions
3) Implementing remedial action plans
As part of its work, the Discount Committee commissioned a study to ascertain factors that drive discounts and, based in part on its findings, proactively augmented discount management initiatives
Positively correlated factors with discount to NAV Proactive discount management initiatives
Updates to dividend frameworks, including implementation of managed distributions
Share repurchases
Discount management program
Fund yield
Mergers (CEF to CEF, CEF to open-end, CEF to interval)
Enhanced secondary market efforts
Fund performance Enhanced Fund Board reporting, including detailed reviews of performance issues
Strategic review of investment strategies (resulting in
Fund Share liquidity investment policy changes)
Democratizing access to private markets via “closed” structure
2.0 IPO structure to remove upfront fees and implement addition of 12 year limited term
Source: Morningstar, Appendix C of Definitive Proxy Statements on Schedule 14A, as filed on April 25, 2024

We are open to engaging with all our shareholders
• The Funds’ Boards seek to actively engage with all shareholders
• We approach these engagements with the goal of finding reasonable solutions to address shareholder concerns, including when those concerns are raised by institutional investors and hedge funds
• The success of our engagement is exemplified by the recently announced settlement with one of our largest CEF May 3, 2024 shareholders, Karpus Management (Karpus)
• On May 3, 2024, Karpus entered into BlackRock Municipal Income Fund, Inc. (MUI) Announces Tender agreements to support the Boards at all Offer Contingent Upon Approval of Conversion of MUI to Unlisted Closed-End Interval Fund Structure
BlackRock-advised CEFs that it holds, including the contested CEFs Source: Business Wire
“Our recent engagement with BlackRock was constructive and productive, resulting in fund enhancements that we believe will add to what BlackRock is already doing to address discounts and enhance the total return to shareholders of these closed-end funds. BlackRock’s management team as well as the funds’ Boards have taken more steps than most other closed-end fund managers to benefit Karpus’ clients as well as all shareholders of these funds.”
-Daniel L. Lippincott, CFA
President and Chief Investment Officer, Karpus Investment Management 37

Inherent conflict between Saba’s self-serving interests and those of other shareholders

Saba's aggressive and self-serving behavior could harm other shareholders

The Saba Playbook		Funds where Saba did this: BRW	Funds where Saba did this: SABA	vs.	BlackRock Offers:
"Bait and switch" fund objectives	• Take over fund management, fundamentally change strategies to suit Saba's own purposes	YES	YES	vs.	Consistent fund strategy
Higher fees	• Fees have risen in funds taken over by Saba, leaving shareholders to foot the bill after Saba has sold down • High fees are paid to alternative asset managers (hedge funds) that Saba directs CEF to invest in	YES	YES	vs.	Competitive fees and expenses
Tax Inefficiencies	• One-time large liquidations may not allow for sufficient flexibility in tax planning	YES	YES	vs.	Tax-efficient income
Redemptions at inopportune times	• Distribute capital to shareholders at times that suit Saba's interests, not the interests of **all** shareholders	YES	YES	vs.	Stable, consistent distributions
Forced liquidations of positions	• Very large tender offers can hurt **all** shareholders; especially acute for private investments	YES	YES	vs.	Stable capital base, limiting forced selling
Costly disruptions	• Prevent shareholder friendly actions like fund mergers, negatively impacting other shareholders	YES	YES	vs.	Protect and enhance value for **all** shareholders
Uncertain stewardship	• Saba only has 52 employees and 19 investment professionals	YES	YES	vs.	36+ years of CEF experience and support from 19,000+ professionals

Source: SEC filings

BlackRock. 39

Saba does not deliver (positive) change as a manager

Shareholder Saba sets high standards for targeted funds

"[A]ll gains through Saba's activism are **gains for every investor to capture**"[2]

"[W]e are confident the Board will be able to find a thoughtful and capable manager **for significantly less than what Voya is currently charging**"[3]

Fund manager[1] Saba fails to meet these standards and, in many cases, underperforms the prior manager

- **Since Saba became manager of BRW (formerly PPR)**, Saba has **extracted value for itself at the expense of all shareholders** by:
  - **not decreasing fee structure**,
  - **ending fee waivers**, and
  - increasing investments in **funds that themselves charge fees, which are passed on to shareholders**
  - **fully tendering against shareholders** – forcing proration
- BRW fees in FY 23 were **highest as a % of net assets in over 10 years**
- **Since Saba became manager of SABA (formerly GIM)**, Saba has **instituted a new administrative fee,** in addition to **retaining the existing fee structure**

"PPR's performance has been **substantially worse than its benchmark and peer group**"[3]

"Passing our proposals can help fix decades of underperformance by reducing fees and expenses and **quickly increasing the share price of PPR to its net asset value**"[4]

- Saba-managed funds **increase their investments in risky assets in volatile markets**, leaving other shareholders trapped
- **Since Saba became manager of BRW**, the **fund continues to trade at a discount to NAV** and **underperforms relevant index**
- **Since Saba became manager of SABA**, the **fund's discount to NAV has widened significantly compared to its peer group**

BlackRock.

[1] Effective June 4, 2021, Saba became the investment manager of Voya Prime Rate Trust (PPR) (n/k/a Saba Capital Income & Opportunities Fund (BRW)). Effective January 1, 2024, Saba became the investment manager of Templeton Global Income Fund (GIM) (n/k/a Saba Capital Income & Opportunities Fund II (SABA)); [2] Form DFAN14A filed by Saba Capital Management, L.P. at Voya Prime Rate Trust on June 23, 2020; [3] Form DFAN14A filed by Saba Capital Management, L.P. at Voya Prime Rate Trust on June 16, 2020; [4] Form DFAN14A filed by Saba Capital Management, L.P. at Voya Prime Rate Trust on June 12, 2020

40

Saba's Broken Promises – BRW

Saba Capital Income & Opportunities Fund (formerly Voya Prime Rate Trust)

Saba's Claims about BRW [1]

Note: Saba presentation extract

Saba | Capital

Total Shareholder Returns	1-Year	3-Year	5-year	10-Year	20-Year
Voya Prime Rate Trust	-10.2%	-11.6%	-0.7%	37.3%	80.0%
Peer Median	-8.9%	-8.2%	9.3%	50.0%	123.5%
Benchmark Index	-2.9%	5.1%	13.5%	48.2%	139.4%
Peer Median	-1.2%	-3.4%	-10.0%	-12.6%	-43.4%
Benchmark Index	-7.3%	-16.7%	-14.2%	-10.8%	-59.4%

Saba statement from June 2020 proxy fight:

Termination of Advisory Agreement

As a result of their relationship with Voya, the Board has previously lacked the leverage to negotiate a reduction in the advisory fee charged to PPR shareholders.

Upon termination, the Board will be allowed to thoughtfully review all investment advisors. Given that average actively managed mutual fund fees are ~60bps, we are confident the Board will be able to find a thoughtful and capable manager for significantly less than what Voya is currently charging.

Reality

Total Shareholder Return



BRW
Morningstar US CEF Bank Loans
BlackRock Bank Loans Funds Median²
Since takeover (6/4/2021 – 5/20/2024)
13.7%
19.5%
31.0%

	Current NAV Premium / (Discount)	Average NAV Premium / (Discount) since Takeover
BRW	(8.7%)	(8.0%)
Morningstar US CEF Bank Loans	0.2%	(7.0%)
BlackRock Bank Loans Funds Median[2]	1.0%	(6.0%)
Underperformance of BRW vs. BlackRock	(968bps)	(203bps)

Since Saba assumed control of BRW, it has:

- ✗ **Not reduced the NAV discounts** that have persisted following transition to **Saba's management**
- ✗ **Not lowered** its 1.05% management **fee** or 1.50% **expense ratio** contrary to what it has promised
- ✗ **Increased fees** paid for by the fund's shareholders by reducing waivers on fees[3]
- ✗ **Increased expenses;** for the FY ended 10/31/2023, expenses were the **highest** as a percent of net assets in over 10 years
- ✗ Transitioned strategy to **fund of funds**, adding **another layer of hidden fees**
- ✗ **Fully tendered** its shares against shareholders – forcing proration

BlackRock

Source: Bloomberg as of 5/20/2024; Notes: Saba Capital Management, L.P. became the fund's investment advisor effective after close of business on 6/4/2021; Peer set includes AFT, ARDC, DSU, FRA, BGT, BGX, BSL, BGB, ECC, EFT, EFR, EVF, FCT, HFRO, VVR, JQC, JFR, OCCI, OXLC, PHD, and XFLT; [1] Total shareholder return on price (assumes dividends are reinvested); [2] Represents the median of the three BlackRock funds in the Bank Loan category: DSU, FRA and BGT; [3] From 1.05% of Managed Assets plus 0.15% of average daily net assets to 1.05% of Managed Assets plus 0.30% of average daily net assets

41

Saba’s Broken Promises – SABA
Saba Capital Income & Opportunities Fund II (formerly Templeton Global Income Fund)
Saba’s Claims about SABA1 Reality
Total Shareholder Return
SABA 6.9%
5.6%
Morningstar US CEF Global extract Income
YTD (12/31/2023 – 5/20/2024)
Average NAV Current NAV
Premium / (Discount) presentation Premium / (Discount) Saba since Takeover
Note: SABA (12.2%) (12.4%)
Morningstar US CEF
(6.1%) (6.1%)
Global Income Underperformance
(604bps) (631bps) of SABA
Since Saba has been involved, the fund has:
Saba statement from April 2021 presentation:
Not reduced the NAV discounts that have persisted
We therefore do not believe that the option to sell shares at a following transition to Saba’s management discount to NAV is an attractive one. While the Fund’s investment advisor has consistently performed poorly, in our opinion there could Not pursued the strategic merger they presented as a value-still be a bright future for the Fund and all of its shareholders, one in enhancing solution during their campaign against the fund which the Fund trades at a premium to NAV.
At the 2022 AGM: “Less than 10% of the Fund’s outstanding
One option the Board should consider is to pursue a strategic shares (other than Saba’s shares or the privately purchased merger with a closed-end fund that is more sought after by its shares) voted for Saba and its nominees. In addition […] all three shareholders. We saw the benefit of this approach when the leading independent proxy advisory firms—ISS, Glass Lewis, and Guggenheim Enhanced Equity Income Fund (trading at an 11% Egan-Jones—recommended that shareholders vote with the discount) merged with the Guggenheim Strategic Opportunities Fund Fund’s recommendations…”
(trading a 28% premium). -Franklin Templeton Press Release, 2/13/2023
Source: Bloomberg as of 5/20/2024, press releases
1 Based on April 16, 2021 and May 17, 2022 Saba presentations 42

Are Saba’s interests really aligned with those of all shareholders?
Saba’s actions at “BRW” Saba’s actions at “SABA”
~38%
~25% -68% -88% decline decline
~12%
~3%
Saba ownership prior to takeover Saba ownership today2 Saba ownership prior to takeover Saba ownership today2 in June Before 20211 After in January Before 20243 After
Note: excludes high fees paid to alternative asset managers (i.e., hedge funds) that
1.71% +56 2.27% Saba directs 1.11% +9 1.20%
CEFs to invest in,
estimated net annual estimated net annual Total Pro forma expense excl. interest bps expense excl. interest which Saba does annual bps total annual and dividends4 and dividends5 not need to expenses6 expenses6 disclose; at BRW, we assume these incremental fees
Voya Saba to be substantial Templeton Saba
So far, Saba has decreased their fund ownership and increased expenses for all shareholders
1 Based on Saba 13D/A filed on April 30, 2020; 2 Based on FactSet as of 5/16/24; 3 Based on Saba 13D/A filed on June 21, 2023 ; 4 Based on PPR 2021 Annual Report as of 2/28/2021; 5 Based on
BRW 2023 Annual Report as of 10/31/2023; 6 Based on GIM DEF14A filed on September 20, 2023 43

Multi-year activism campaign at BlackRock Funds has squandered shareholder value in pursuit of Saba's self-serving goals

2019

Saba **fails to complete director questionnaires** required by bylaws of BQH and BTZ that would help shareholders assess candidacy

Saba **initiates costly and unnecessary litigation** challenging the Funds' typical requirements, which are applicable to **all** shareholders

Delaware Supreme Court **upholds the actions taken by the Funds**

2023

March – August

Saba **nominates slate of inexperienced candidates to advance its self-serving goals** at ECAT, BIGZ and BFZ; ECAT and BIGZ meetings are adjourned due to no quorum (Saba did not turn in proxies received) **while all company nominees at BFZ were duly elected** and **none of Saba's nominees were elected**

October

Saba **opposes merger** of 4 BlackRock CEFs, **increasing solicitation costs** and causing merger to be withdrawn due to the difficulty of obtaining votes in a proxy fight, despite strong support from other shareholders; note that Saba purchased its stake in 1 of 4 CEFs after merger was announced

2024

January – April

Funds and Board engage in **extensive discussions with Saba and offer meaningful liquidity options** that would benefit **all** shareholders

Saba rejects several settlement offers that would have offered substantial liquidity for several funds because Saba demanded board control

May - Present

Saba **launches proxy contests at the 10 Funds** and changes terms months into negotiations

BlackRock.

44

Saba’s nominees are unqualified and conflicted

Saba’s recent campaigns have raised some questions at ISS
ISS on Saba’s unqualified nominees
. . . Saba is unable to find enough competent nominees to warrant ISS’s endorsement of its
Items on its proxies. Saba argued difficulties in attracting appropriate directors, but ISS believes Saba presented no objective evidence that it faced any more difficulties than the Funds face. . .1
“ . . . However, Saba focused the majority of its effort on [developing a case for change], and appears to have placed less emphasis on the equally important task of building director slates equipped to effect required change. . .2
. . . The campaigns . . . illustrate an important disconnect in CEF activism. Namely, CEF activists have refined their ability to present a case for change, yet they continue to treat the selection of nominees as an afterthought. . .3
ISS on Saba’s baseless theses
. . . [Saba]’s plan also encompasses a reevaluation of the manager, but [Saba] has been unclear about what this entails. . .4
. . . However, [Saba] has not presented a compelling argument that the time for any of these transformational developments is now, or that Saba would be best suited to have control over the board during any such process. . .5 ”
1 ISS research note–all in the family: Saba’s governance-themed campaigns at Blackrock funds (July 10, 2023); 2 ISS research note–all in the family: Saba’s governance-themed campaigns at Blackrock funds (July 10, 2023); 3 ISS research note–all in the family: Saba’s governance-themed campaigns at Blackrock funds (July 10, 2023); 4 ISS proxy analysis & benchmark policy voting recommendations 46 for ASA gold and precious metals limited (April 26, 2024); 5 ISS proxy analysis & benchmark policy voting recommendations for Templeton global income fund (April 6, 2022)

Saba’s nominees are unqualified versus current trustees
They have few skills that are relevant to fund oversight
Their pre-existing relationships with Saba raise serious questions about independence
Athanassios David Alexander Ilya Gurevich Shavar Jeffries David Locala Jennifer Raab Diplas Littlewood Vindman
BCAT, BFZ, BIGZ, BCAT, BIGZ, BNY, Saba Current BIGZ, BSTZ, ECAT, BFZ, BIGZ, BMEZ, BIGZ, BMEZ, BSTZ, BCAT, BIGZ, BSTZ, Nominee For BMEZ, MHN, MPA, BIGZ, ECAT, MPA MHN, MYN, MPA, MPA BNY, MPA, ECAT ECAT, MPA MYN, MPA, ECAT
ECAT ECAT Nominees Trustees
Independent / no conflicts 2 8 Executive leadership    4 8 Public service or academic    4 6 positions Registered closed-end fund 0 10 Other investment fund / asset    4 7 management experience Sustainability    4 9
/ Public company board
2 6
Skills Consulting 2 6 Other finance and accounting    4 10 Retail or retirement market 1 6 Risk management and 1 9 compliance Technology 2 3
Source: Public sources and FactSet.

Saba nominees raise many unanswered questions…
• In response to Saba’s nominations, we asked to interview Saba’s director candidates, as we always do with potential directors
• Saba refused to allow us to interview their nominees
• As a result, we performed a review of the backgrounds of Saba’s nominees using public information. Many questions were raised.
• We are flagging those questions here for our shareholders to be able to take them into account when they vote
Saba’s nominees raise many unanswered questions

How can Saba’s nominees be truly independent?
Saba nominees’ pre-existing relationships with Saba raise serious questions about independence
Athanassios Diplas Ilya Gurevich $ $ BOAZ WEINSTEIN $ LA $ David Locala Jennifer Raab Shavar Jeffries
Connections to Boaz Weinstein / Saba
Source: Public sources and FactSet
Mrs. Weinstein DA campaign
Frequent social media Boaz’s childhood Boaz’s former financing or charitable contributions interactions with Boaz chess mate colleague from Mr. & Mrs. Weinstein 49

Saba Nominee: Athanassios Diplas
Nominee for: BIGZ, BSTZ, ECAT, MPA
?Worked as Global Head of System Risk Management at Current Role: Deutsche Bank from 2010–2012. The firm was fined N/A over a money laundering scheme, which allegedly occurred during part of the time that he was the Global Primary Experience: Head of System Risk Management1
Trading & risk management
?Potential for reputational harm: Diplas participated in an ICE Clear Credit rule-making committee, which press reports called “dictatorial” and suggested was to help bankers to build “a moat around the castle so that no
Known prior one can get in to change the system so that everyone benefits”3
Relationship with Saba?No closed-end fund experience
Donated to Boaz Weinstein’s?No retail shareholder perspectives (Saba founder) wife’s 2020 bid for New York County District ?No relevant board experience
Attorney and regularly interacts with Weinstein on social media 50

Saba Nominee: Ilya Gurevich
Nominee for: BFZ, BIGZ, BMEZ, BNY, MPA, ECAT
?No closed-end fund experience
Current Role:
Life, accident and health ?No retail investor perspectives insurance agent
?No relevant board experience
Primary Experience:
Trading & retirement planning
Known prior Relationship with Saba
Has had a personal relationship with Boaz Weinstein since the 1990s through their competitive chess careers and donated to
Boaz Weinstein’s wife’s 2020 bid for New York County District Attorney 51

Saba Nominee: Shavar Jeffries

Nominee for: BCAT, BFZ, BIGZ, BMEZ, MHN, MPA, ECAT

Background	Qualifications and Considerations

Background

Current Role:
CEO of KIPP Foundation (charter school network)

Primary Experience:
Education & legal

Known prior Relationship with Saba

Has **significant ties to Boaz Weinstein and his wife** through charter school organizations and advocacy, particularly through their work with Success Academy Charter Schools

Qualifications and Considerations

- Ran for mayor of Newark, NJ in 2014, a campaign that included allegations of campaign misconduct, corruption and voter intimidation[1]
- Received 60 municipal and traffic citations between 2005–2022.[2] Has an outstanding warrant for failure to pay an unspecified prescribed fare, was sued by Synchrony Bank in 2015 over an unpaid balance and was previously put on a list of attorneys ineligible to practice law due to a failure to pay annual fees[3]
- **No closed-end fund** experience
- **Limited corporate governance / business / investing experience**
- **No retail** shareholder perspectives

Source: Public sources and FactSet.
[1] News sources (e.g., https://www.nj.com/essex/2014/03/newark_mayors_race_jeffries_asks_us_attorney_to_monitor_election_day_after_intimidation_complaints.html); [2] Court records; [3] New Jersey Lawyers' Fund for Client Protection (https://www.njcourts.gov/sites/default/files/notices/2008/10/n081009a.pdf)

BlackRock. 52

Saba Nominee: David Littlewood

Nominee for: BIGZ, ECAT, MPA

Background	Qualifications and Considerations
Current Role: *N/A* **Primary Experience:** *Credit asset management*	× In August 2007, Barclays announced that it would rescue Cairn Capital's $1.6 billion structured investment vehicle, Cairn High Grade Funding I. The fund invested in long-term assets by borrowing through commercial paper and became troubled from a lack of liquidity in the commercial paper market. Under the restructuring deal, Barclays lent the fund ~$1.5 billion to pay off its commercial paper obligations as they matured over the next five years[1] × **No closed-end fund** experience × **No retail** shareholder perspectives × **No relevant board** experience

BlackRock.

Source: Public sources and FactSet.
[1] News sources (e.g., https://www.reuters.com/article/idUSN0A136395)

53

Saba Nominee: David Locala

Nominee for: BIGZ, BMEZ, BSTZ, ECAT, MPA

Background

Current Role:
N/A

Primary Experience:
M&A investment banking

Known prior Relationship with Saba

Worked at **Deutsche Bank during Boaz Weinstein's tenure** in the mid-2000s

Qualifications and Considerations

- × During his tenure at Deutsche Bank in 2014, shareholders of PLX Technology sued over alleged conflicts of interest of Deutsche Bank—including Locala specifically—regarding the board's approval of the company's sale to Avago Technologies as well as Deutsche Bank's failure to disclose Locala's work on Avago's acquisition of another entity. After Deutsche Bank settled the claims against them, the court found that Deutsche Bank had withheld the information from the board[1]
- × Locala has engaged on numerous public social media posts on controversial topics such as anti-trans rights, impeachment inquiries and conspiracy theories[2]
- × **No closed-end fund** experience
- × **No retail** shareholder perspectives
- × **No relevant board** experience

Source: Public sources and FactSet.
[1] In re PLX Tech. Inc. Stockholder Litig. (Del. Ch. Oct. 16, 2018); [2] Mr. Locala's X (formerly Twitter) account (https://x.com/davidlocala)

BlackRock. 54

Saba Nominee: Jennifer Raab

Nominee for: BCAT, BIGZ, BNY, MHN, MYN, MPA, ECAT

Background

Current Role:
CEO of New York Stem Cell Foundation

Primary Experience:
Public service & legal

Known prior Relationship with Saba

The **Tali and Boaz Weinstein Foundation donated $200,000** in grants and contributions to Hunter College in 2017 and 2018, **while Raab was President**

Qualifications and Considerations

- × While Raab served as chair of the NYC Landmarks Preservation Commission between 1994 and 2001, media reported she allegedly used a staff member to serve as her chauffeur, in violation of city rules[1]
- × While President of Hunter College between 2001 and 2023, Raab was subject to criticism of her handling of budgetary issues, including tuition hikes and cuts to contingent workers' salaries despite receiving her own compensation increases[2]
- × **No closed-end fund** experience
- × **No business experience**
- × **No retail** shareholder perspectives
- × **No relevant board** experience

BlackRock.

Source: Public sources and FactSet.
[1] News sources (e.g., https://nypost.com/2001/01/30/rudy-ally-hired-as-hunter-prez-in-angry-vote); [2] News sources (e.g., https://www.nydailynews.com/2010/01/06/cuny-bigs-get-pay-hike-while-tuition-spikes)

55

Saba Nominee: Alexander Vindman
Nominee for: BCAT, BIGZ, BSTZ, MYN , MPA, ECAT
?No closed-end fund experience
Current Role:
President of Here Right Matters ?No governance, business or finance experience1
Foundation (Ukraine aid)
?No retail shareholder perspectives
Primary Experience:?No relevant board experience 56
Military

The answer is clear – only the current Funds’ Boards have the best interests of all shareholders in mind and BlackRock is the right manager for these Funds

The Funds' Boards are the best choice for <u>all</u> shareholders and BlackRock is the right manager for the CEF Funds

- The Funds' Boards represent the best interests of **<u>all</u>** our shareholders — 290K+ beneficial holders. CEF holders invest in these products for predictable income over time and across investment cycles
- We manage numerous funds, the majority of which are performing well and many trade at a premium. For the BlackRock Funds trading at a discount, the Funds' Boards and BlackRock continuously take decisive action
- The Funds' highly qualified Boards bring to bear the right set of skills to oversee these Funds for the best interests of **<u>all</u>** shareholders
- In contrast, Saba has a questionable track record of managing CEFs, and has nominated unqualified, unvetted and conflicted directors
- Saba has presented no tangible plan for these Funds other than taking self-serving actions at the expense of other shareholders

✘ Change is **<u>NOT</u>** warranted

✔ BlackRock Funds' Boards are the **<u>BEST</u>** choice for **<u>all</u>** shareholders and BlackRock is the **<u>RIGHT</u>** manager for these Funds

BlackRock.

58

Appendix

The Funds’ Boards have taken decisive steps to address trading discounts – additional detail
Action Taken High-level Description
Took steps to qualify for inclusion in the S-Network Composite Closed-End Fund Index which is tracked by the Invesco CEF Inclusion in CEF index Income Composite ETF (PCEF), the largest ETF of CEFs, and S-Network Municipal Bond Closed-End Fund Index which is tracked by VanEck CEF Muni Income ETF (XMPT)
Fund of funds agreement Entered fund of fund agreements permitting a third-party fund to invest in excess of certain statutory limits
Distribution rate increases Announced increases to distribution rates and/or special distributions across selected Funds
Managed / level rate Provides stockholders with a constant, but not guaranteed, fixed minimum rate of distribution each month comprising income, distribution plan capital gains and/or return of capital
Program seeks to enhance shareholder value by purchasing Fund shares trading at a discount to their NAV, which is accretive to
Open market share repurchase program the Fund’s NAV; disclosed on quarterly basis (higher frequency than regulatory requirements)
Program whereby average discount is measured at calendar quarter end, and if greater than 7.5%, the Fund will conduct a tender
Discount management program for up to 2.5% of shares outstanding
Limited term providing Implemented limited term with 100% liquidity at NAV structure for selected Funds; changed names of selected Funds to increase 100% liquidity at NAV awareness of the contingent limited term structure; accompanied by corresponding press releases
Events for financial advisors and end
Presentations by senior Fund manager employees to investors and other stakeholders in the CEF ecosystem clients
Market insights and fund commentaries Published research thought pieces, as well as quarterly market commentary updates for selected Funds
Diligence materials and regular updates
Published due diligence decks that provide all relevant information for CEF research analysts to initiate coverage for CEF research analysts
Events for CEF research analysts and Briefings for CEF research analysts, syndicate members and institutional investors with presentations from portfolio managers institutional investors and strategists across the taxable fixed income and equity platform

BlackRock CEF Board Members: R. Glenn Hubbard
Up for re-election at: MPA, BCAT, ECAT, BMEZ, BIGZ, BSTZ
     R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the
     President of the United States. Dr. Hubbard’s experience as an adviser to the
     President of the United States adds a dimension of balance to each Fund’s governance and provides perspective on economic issues.
     Dr. Hubbard has served as the Dean of Columbia Business School, as a member
Skills/experience      of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School
Public service or
academic positions  of Government at Harvard University, the Harvard Business School and the
Registered closed-end University of Chicago.
fund
Other investment fund Dr. Hubbard’s prior service on the board of ADP and current service on the
/ asset management
     boards of TotalEnergies and MetLife Insurance Company allows him to bring to
ESG     the Boards the benefit of his experience with the management practices of other
Public company board financial companies.
Consulting     Dr. Hubbard’s long-standing service on the boards of directors/trustees of
Other finance and  the closed-end funds in the BlackRock Fixed-Income Complex also provides
accounting     him with a specific understanding of the Funds, their operations, and the
Risk management and
compliance     business and regulatory issues facing the Funds.
Dr. Hubbard’s independence from the Funds and the Advisors enhances his service as Chair of the Boards, Chair of the Executive Committees and a member of the Governance Committees, the Compliance Committees and the
     Performance Oversight Committees.
Source: Public sources and FactSet

BlackRock CEF Board Members: W. Carl Kester
Up for re-election at: MPA, BCAT, ECAT, BMEZ, BIGZ, BSTZ
The Board benefits from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to each
Fund’s Board a wealth of expertise in corporate finance and corporate governance.
Skills/experience Dr. Kester has authored and edited numerous books and research papers on
? Public service or
academic positions both subject matters, including co-editing a leading volume of finance case
? Registered closed-end studies used worldwide. fund
? Other investment fund Dr. Kester’s long-standing service on the boards of directors/trustees of
/ asset management
the closed-end funds in the BlackRock Fixed-Income Complex also provides
? ESG
him with a specific understanding of the Funds, their operations, and the
? Consulting business and regulatory issues facing the Funds.
? Other finance and
accounting Dr. Kester’s independence from the Funds and the Advisor enhances his service
? Risk management and as a Vice Chair of the Boards, Chair of the Governance Committees and a member compliance
of the Executive Committees, the Compliance Committees, the Performance Oversight Committees, the Discount Committees and the Securities Lending Committees. 62

BlackRock CEF Board Members: Cynthia L. Egan
Up for re-election at: MPA, ECAT, BIGZ
Cynthia L. Egan brings to each Fund’s Board a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund.
Skills/experience Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an
Executive leadership expert in domestic retirement security.
Public service or
academic positions Ms. Egan began her professional career at the Board of Governors of the Federal
Registered closed-end
fund Reserve and the Federal Reserve Bank of New York.
Other investment fund
/ asset management Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance
ESG company providing personal risk reinsurance, and a director and Chair of the
Public company board Board of directors of The Hanover Group, a public property casualty insurance
Consulting company. Ms. Egan is also the lead independent director and non-executive
Other finance and Vice Chair of the Board of directors of Huntsman Corporation, a publicly traded accounting
Retail or retirement manufacturer and marketer of chemical products.
market
Risk management and Ms. Egan’s independence from the Funds and the Advisor enhances her service compliance as Chair of the Compliance Committees, and a member of the Governance Committees the Performance Oversight Committees, the Discount Committees and the Securities Lending Committees.
Source: Public sources and FactSet

BlackRock CEF Board Members: Robert Fairbairn

Up for re-election at: MPA



Skills/experience

- ✓ *Executive leadership*
- ✓ *Registered closed-end fund*
- ✓ *Other investment fund / asset management*
- ✓ *ESG*
- ✓ *Other finance and accounting*
- ✓ *Retail or retirement market*
- ✓ *Risk management and compliance*

Robert Fairbairn is responsible for key strategic relationships and initiatives with some of BlackRock's largest global clients. Since joining the firm in 1993, he has led many of BlackRock's most important business divisions and served on the Global Executive Committee since inception.

His prior roles included **Head of the Strategic Partner Program, Head of the Strategic Product Management Group, Global Head of Wealth Management and iShares, Head of the Global Client Group and Head of BlackRock's International Business.** Robert also played a leading role in BlackRock's mergers with Merrill Lynch investment Managers and Barclays Global Investors.

Robert **serves as a Director on the boards of BlackRock's U.S. mutual fund complexes**. As Co-Chair of the Human Capital Committee, the Talent Sub Committee of the Global Executive Committee (GEC) and the Managing Director Promotion Committee, Robert plays a key role in talent development for the firm. He also oversees the BlackRock Alumni Program, which launched in 2022.

Robert is **Vice Chair of the Campaign Board of Durham University**. He sits on the **British American Business Advisory Board as well as the American Associates of the National Theatre Board**.

Source: Public sources and FactSet

BlackRock.

64

BlackRock CEF Board Members: Lorenzo A. Flores
Up for re-election at: MPA, ECAT, BIGZ
Each Fund’s Board benefits from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies.
In particular, Mr. Flores’s service as Chief Financial Officer of Intel Foundry, Chief Financial Officer and Corporate Controller of Xilinx, Inc. and Vice Chairman of Kioxia, Inc. and his long experience in the technology industry allow Skills/experience him to provide insight into financial, business and technology trends.
? Executive leadership
? Registered closed-end Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve fund
as a member of the Audit Committees, and his independence from the Funds and
? ESG
the Advisor enhances his service as a member of the Performance Oversight
? Consulting Committees.
? Other finance and accounting
? Risk management and compliance
? Technology 65

BlackRock CEF Board Members: Stayce D. Harris
Up for re-election at: MPA, ECAT, BIGZ
Each Fund’s Board benefits from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force.
In her most recent role as Inspector General of the Air Force, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active Skills/experience duty, Air Force Reserve and Air National Guard forces.
Executive leadership
Public service or Ms. Harris’s experience on governance matters includes oversight of inspection academic positions policy and the inspection and evaluation system for all Air Force nuclear and
Registered closed-end
fund conventional forces; oversight of Air Force counterintelligence operations and
ESG service on the Air Force Intelligence Oversight Panel; investigation of fraud,
Public company board waste and abuse; and oversight of criminal investigations and complaints
Consulting resolution programs.
Other finance and Ms. Harris is also a director of The Boeing Company.
accounting
Risk management and
compliance Ms. Harris’s independence from the Funds and the Advisor enhances her service
Technology as a member of the Compliance Committees and the Performance Oversight Committees.
Source: Public sources and FactSet

BlackRock CEF Board Members: J. Phillip Holloman
Up for re-election at: MPA, MHN, MYN, BNY, BFZ
Phillip Holloman retired from Cintas as President and Chief Operating Officer in 2018. Mr. Holloman is a founding member of Cintas’ diversity committee and received the Excalibur Award, the company’s highest distinction reserved for business executives who demonstrate excellence during their tenure.
He serves as a member of the Boards of directors for Pulte Group (NYSE: PHM) and the BlackRock Fixed Income Board and was previously a member of the Skills/experience board of directors for Rockwell Automation (NYSE: ROK).
Executive leadership
Public service or In addition, Mr. Holloman serves as a member of the board of directors for the academic positions Urban League of Greater Southwestern Ohio and on the board of trustees for
Registered closed-end
fund the University of Cincinnati.
ESG
Mr. Holloman’s independence from the Funds and the Manager enhances his
Public company board service as a member of the Governance Committees and the Performance
Other finance and
accounting Oversight Committees.
Retail or retirement market
Technology
Source: Public sources and FactSet

BlackRock CEF Board Members: Catherine A. Lynch
Up for re-election at: MPA, MHN, MYN, BNY, BFZ, ECAT, BIGZ
Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Fund, benefits each Fund’s Board by providing business leadership and experience and a diverse knowledge of pensions and endowments.
Ms. Lynch is also a trustee of PennyMac Mortgage Investment Trust, a specialty finance company that invests primarily in mortgage-related assets. Ms. Lynch also Skills/experience holds the designation of Chartered Financial Analyst.
Executive leadership
Public service or Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve academic positions as Chair of the Audit Committees, where she holds financial expert status.
Registered closed-end fund
Other investment fund Ms. Lynch’s independence from the Funds and the Advisor enhances her service
/ asset management
as Chair of the Discount Committees and the Securities Lending Committees and
ESG
a member of the Governance Committees and the Performance Oversight
Public company board Committees.
Other finance and accounting
Retail or retirement market
Risk management and compliance
Source: Public sources and FactSet

BlackRock CEF Board Members: John M. Perlowski
Up for re-election at: MPA, BCAT, ECAT, BMEZ, BIGZ, BSTZ
John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Funds provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds.
Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer Skills/experience of the Global Product Group at Goldman Sachs Asset Management, and his
? Executive leadership former service as Treasurer and Senior Vice President of the Goldman Sachs
? Registered closed-end
fund Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides
? Other investment fund the Board with the benefit of his experience with the management practices of
/ asset management
? ESG other financial companies.
? Other finance and Mr. Perlowski also serves as a trustee for the funds in the BlackRock Multi-
accounting
? Retail or retirement Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service market as a member of the Executive Committees. 69
? Risk management and compliance

BlackRock CEF Board Members: Arthur P. Steinmetz

Up for re-election at: MPA, MHN, MYN, BNY, BFZ



Skills/experience

- ✓ *Executive leadership*
- ✓ *Registered closed-end fund*
- ✓ *Other investment fund / asset management*
- ✓ *Public company board*
- ✓ *Consulting*
- ✓ *Other finance and accounting*
- ✓ *Retail or retirement market*
- ✓ *Risk management and compliance*

The Board benefits from Arthur P. Steinmetz's many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry.

Mr. Steinmetz's service **as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds** provides insight into the asset management industry. Mr. Steinmetz also **served as a portfolio manager for decades**.

He has also **served as a Director of ScotiaBank (U.S.)**. Mr. Steinmetz's knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committees.

Mr. Steinmetz's independence from the Funds and the Manager enhances his service as Chair of the Performance Oversight Committees and a member of the Discount Committees.

Source: Public sources and FactSet

BlackRock.

70